Finance income and costs (Tables)	6 Months Ended
Sep. 30, 2024
Analysis of income and expense [abstract]
Schedule of finance income and costs

	2024	2023
Six months ended 30 September	£m	£m
Finance income
Interest income from financing activities	143	52
Net interest on pensions and other post-retirement benefit obligations	50	51
Net gains/(losses) on financial assets at fair value through profit and loss	3	(8)
Other interest income	38	20
	234	115
Finance costs
Interest expense on financial instruments[1]	(950)	(903)
Unwinding of discount on provisions and other liabilities	(64)	(50)
Other interest	(21)	(8)
Net (losses)/gains on derivative financial instruments[2]	(15)	34
Less: interest capitalised[3]	134	127
	(916)	(800)

Net finance costs from continuing operations	(682)	(685)
1.Finance costs include principal accretion on inflation-linked debt of £87 million (2023: £149 million) and income related to principal accretion on inflation-linked swaps of £4 million (2023: £18 million expense).
2.Includes a net foreign exchange gain on borrowing activities, offset by foreign exchange gains and losses on financing derivatives measured at fair value.
3.Interest on funding attributable to assets in the course of construction in the current period was capitalised at a rate of 4.3% (2023: 4.7%). In the UK, capitalised interest qualifies for a current year tax deduction with tax relief claimed of £16 million (2023: £21 million). In the US, capitalised interest is added to the cost of property, plant and equipment and qualifies for tax depreciation allowances.